SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: April 15, 2003
               (Date of earliest event reported) April 15, 2003


                        AMERIVISION COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


           OKLAHOMA                      0-27683                73-1378798
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


                        5900 Mosteller Drive, Suite 1800
                          Oklahoma City, Oklahoma          73112
               (Address of principal executive offices) (Zip Code)

                                 (405) 600-3500
              (Registrant's telephone number, including area code)



Information To Be Included in the Report

Item. 9.  Regulation F-D Disclosure.

     On April 15, 2003, Amerivision Communications, Inc. (the "Company") submitted to the Securities and Exchange Commission a certification by its Chief Executive Officer and the Chief Financial Officer pursuant to 18 U.S.C. Sec. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of the Company's report on Form 10-K for its fiscal year ended December 31, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AMERIVISION COMMUNICATIONS, INC.


                              By LONI WOODLEY
                                 Loni Woodley, Vice President and Chief
                                 Financial Officer
April 15, 2003

                                CERTIFICATE OF
                            CHIEF FINANCIAL OFFICER
                                      OF
                        AMERIVISION COMMUNICATIONS, INC.


I, Loni Woodley, Vice President and Chief Financial Officer of Amerivision Communications, Inc. (the "Company"), hereby certify that to the best of my knowledge, the annual report of the Company on Form 10-K for its fiscal year ended December 31, 2002, (the "Report"):

     a. complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that

     b. the information contained in the Report fairly presents, in all material respects, the financial condition of the Company at December 31, 2002, and the results of the Company's operations for the year ended December 31, 2002.


April 15, 2003                  LONI WOODLEY
                                Loni Woodley
                                Vice President and Chief Financial Officer

                                 CERTIFICATE OF
                            CHIEF EXECUTIVE OFFICER
                                      OF
                        AMERIVISION COMMUNICATIONS, INC.


I, Robert Cook, President and Chief Executive Officer of AmeriVision Communications, Inc. (the "Company"), hereby certify that, to the best of my knowledge, the annual report of the Company on Form 10-K for its fiscal year ended December 31, 2002, (the "Report"):

     a. complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that

     b. the information contained in the Report fairly presents, in all material respects, the financial condition of the Company at December 31, 2002, and the results of the Company's operations for the year ended December 31, 2002.


April 15, 2003               ROBERT COOK
                             Robert Cook
                             President and Chief Executive Officer